PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”) dated as of February 22, 2008, is made by READING CONSOLIDATED HOLDINGS, INC., a Nevada corporation (“Pledgor”), in favor of NATIONWIDE THEATRES CORP., a California corporation (“Pledgee”).

W I T N E S S E T H:

WHEREAS, reference is made to that certain Asset Purchase and Sale Agreement, dated as of October 8, 2007, by and among Pacific Theatres Exhibition Corp., a California corporation, Consolidated Amusement Theatres, Inc., a Hawaii corporation, Michael Forman and Christopher Forman, on the one hand, and Consolidated Amusement Theatres, Inc., a Nevada corporation (“Buyer”), and Reading International, Inc., a Nevada corporation, on the other hand, as amended by Amendment No. 1 thereto entered into as of February 8, 2008 and Amendment No. 2 thereto entered into on February 14, 2008 (as so amended, the “Purchase Agreement”);

WHEREAS, concurrent with the consummation of the transactions contemplated by the Purchase Agreement and the execution of this Agreement, Pledgee is making a loan to Pledgor evidenced by a promissory note in favor of Pledgee dated the date hereof in the principal amount of $21,000,000 (the “Note”); and

WHEREAS, Pledgee agrees to make further loans to Pledgor as provided in and to be evidenced by the Note; and

WHEREAS, in order to secure all of Pledgor’s obligations to Pledgee under the Note, Pledgor has agreed to pledge to Pledgee all of the issued and outstanding capital stock (the “Pledged Shares”) of Consolidated Amusement Holdings, Inc., a Nevada corporation (“CAH, Inc”), in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.           Definition.  All terms used in this Agreement which are defined in Article 9 of the Uniform Commercial Code (the “Code”) as currently in effect in the State of California and which are not otherwise defined herein shall have the same meanings herein as set forth in the Code.  The term “Default” shall mean the occurrence of a “Default” under the Note or any material breach of any of Pledgor's representations, warranties or covenants in this Agreement.

2.           Pledge and Grant of Security Interest and Substituting and Release of Collateral.

(a)           As collateral security for all of the Obligations (as defined in Section 3 hereof), Pledgor hereby pledges and assigns to Pledgee, and grants to Pledgee a continuing security interest in, the following (collectively, the “Pledged Collateral”):

(i)           the Pledged Shares, the certificates now or hereafter representing or evidencing the Pledged Shares and all options and other rights, contractual or otherwise, in respect thereof; and

(ii)           all proceeds of any and all of the foregoing, including all dividends, distributions, redemption payments or liquidation payments with respect to the foregoing;

in each case, as Pledgor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

3.           Security for Obligations.  The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for the following (collectively, the “Obligations”):

(a)           the prompt payment and satisfaction by Pledgor of all of its liabilities and obligations under the Note; and

(b)           the performance by Pledgor of all of his obligations arising under, or contemplated by, this Agreement.

4.           Delivery of the Pledged Collateral.  All certificates currently representing the Pledged Shares shall be delivered to Pledgee concurrently with the execution and delivery of this Agreement, to be held by it hereunder.  All other certificates and other instruments constituting Pledged Collateral from time to time shall be delivered to Pledgee promptly upon the receipt thereof by or on behalf of the Pledgor.  All such certificates and instruments shall be held by Pledgee pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee.

5.           Representations and Warranties.  Pledgor represents and warrants to Pledgee as follows:

(a)           Pledgor is and will be at all times the record and beneficial owner of the Pledged Collateral, free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.

(b)           This Agreement creates a valid security interest in favor of Pledgee in the Pledged Collateral, as security for the Obligations.  Such security interest is, or in the case of Pledged Collateral in which Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest.

(c)           Pledgor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Pledgor has all requisite power to own, lease and license its properties and assets and to carry on its business in the manner and in the places where such properties and assets are owned, leased, licensed or operated or such business is conducted.

(d)           Pledgor has full right, power and authority to enter into this Agreement and to perform its obligations hereunder. The entry into and performance of this Agreement has been duly authorized by all necessary action on the part of Pledgor in accordance with its governing documents and applicable law, and this Agreement constitutes, and each other document, instrument and agreement to be entered into by Pledgor pursuant to the terms of this Agreement will constitute, a valid agreement binding upon and enforceable against Pledgor in accordance with its terms (except as limited by bankruptcy or similar laws or the availability of equitable remedies).

(e)           The execution, delivery and performance by Pledgor of this Agreement, and all other agreements, instruments and documents referred to or contemplated herein or therein do not require the consent, waiver, approval, license or authorization of any Person or public authority which has not been obtained and do not and will not contravene or violate (with or without the giving of notice or the passage of time or both) the governing documents of Pledgor or any judgment, injunction, order, law, rule or regulation applicable to Pledgor.  Pledgor is not a party to, or subject to or bound by, any judgment, injunction or decree of any court or governmental authority or any lease, agreement, instrument or document which may restrict or interfere with the performance by Pledgor of this Agreement, or such other leases, agreements, instruments and documents.

(f)           Each of Pledgor and CAH, Inc. is a newly-formed entity, created for the purpose of effectuating the transactions contemplated by this Agreement, the Note and the Purchase Agreement. Neither Pledgor nor CAH, Inc. has conducted any business, incurred any liabilities nor engaged in any transactions other than in connection with (i) the organization and formation of Pledgor and CAH, Inc. and (ii) the negotiation and execution of this Agreement, the Note and the Purchase Agreement, the documents and instruments contemplated by the Purchase Agreement, and the consummation of the transactions contemplated hereby and thereby.

(g)           No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Pledgor, threatened by or against Pledgor or CAH, Inc. or against any of their respective properties including, without limitation, the Pledged Collateral.

(h)           Reading International Services Company, a California corporation and wholly owned subsidiary of RDI (as defined in the Purchase Agreement), owns, beneficially and of record, 100% of the outstanding capital stock of Pledgor (determined on a fully-diluted and as-converted basis).  Pledgor owns, beneficially and of record, 100% of the outstanding capital stock of CAH, Inc. (determined on a fully-diluted and as-converted basis).  CAH, Inc. owns, beneficially and of record, 100% of the outstanding capital stock of Buyer (determined on a fully-diluted and as-converted basis).  There are not outstanding any options, warrants or rights to subscribe for or to purchase the capital stock or any securities convertible into or exchangeable for the capital stock of any of Pledgor, CAH, Inc. or Buyer.  All of the outstanding shares of the capital stock of each of Pledgor, CAH, Inc. and Buyer are validly issued, fully paid and nonassessable, and no such shares of capital stock are subject to, or have been issued in violation of, preemptive rights.

All warranties and representations made herein shall survive the execution and delivery of this Agreement and the enforcement of some or all of the rights granted to Pledgee hereunder or pursuant to the Note.

6.           Covenants.

(a)           So long as any of the Obligations shall remain outstanding, Pledgor shall, unless Pledgee shall otherwise consent in writing:

(i)            keep adequate records concerning the Pledged Collateral and permit Pledgee and its attorneys and other representatives at any reasonable time and from time to time to examine and make copies of and abstracts from such records;

(ii)            at its expense, promptly deliver to Pledgee a copy of each notice or other communication received by it in respect of the Pledged Collateral;

(iii)           at its expense, defend the Pledgor’s right, title and interest in and to the Pledged Collateral and Pledgee’s security interest therein against the claims of any person;

(iv)           not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of, or grant any option or warrant with respect to, any Pledged Collateral or any interest therein;

(v)            not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interest created hereby;

(vi)           not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant hereto;

(vii)          not enter into any transaction which would result in a “Change of Control” of Pledgor within the meaning of the Note;

(viii)         not cause or permit CAH, Inc. or Buyer to enter into any merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution);

(ix)           not cause or permit CAH, Inc. to dispose of all or any material part of its property or business; and

(x)            not cause or permit CAH, Inc. or Buyer to issue or agree to issue, or grant any option or warrant with respect to, any other shares of its capital stock, other than any such issuances or grants to Pledgor which, when made, shall be delivered to Pledgee and shall constitute Pledged Collateral hereunder

(b)           In addition, Pledgor shall not do any of the following:

                (i)            cause or permit CAH, Inc. to engage in any business or commercial operations other than holding the capital stock and securities and guaranteeing the obligations of Buyer;

(ii)           cause or permit CAH, Inc. to incur any indebtedness, except that CAH, Inc. may incur trade payables in the ordinary course of its business described in Section 6(b)(i) and indebtedness in connection with CAH, Inc.’s guarantees of obligations of Buyer; or

(iii)           cause or permit Buyer to make any payments or reimbursements to RDI or any of its affiliates other than as provided in the Management Agreement attached as an Exhibit to the Note (provided that it is understood that the obligation of the Manager under the Management Agreement may be assigned to any affiliate of RDI)

7.           Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.

(a)           So long as no Default shall have occurred and be continuing:

(i)           Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement;

(ii)           Pledgor may receive and retain any and all dividends paid in cash with respect of the Pledged Collateral; and

(iii)           Pledgee will execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends which it is authorized to receive and retain pursuant to Section 7(a)(ii) of this Agreement.

(b)           Upon the occurrence and during the continuance of a Default;

(i)           all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) of this Agreement, and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(i) of this Agreement, shall cease, and all such rights shall thereupon become vested in Pledgee, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends;

(ii)           without limiting the generality of the foregoing, Pledgee may, at its option, exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of Pledgee, or upon the exercise by Pledgee of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

(iii)           all dividends which are received by the Pledgor contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Pledgee as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Pledgee as Pledged Collateral and as further collateral security for the Obligations.

8.           Additional Provisions Concerning the Pledged Collateral.

(a)           Upon the occurrence and during the continuance of a Default, Pledgor hereby irrevocably appoints Pledgee as Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in name of Pledgor or otherwise, from time to time in Pledgee’s discretion, to take any action and to execute any instrument which Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of any Pledged Collateral and to give full discharge for the same.

(b)           If Pledgor fails to perform any agreement or obligation contained herein, Pledgee itself may perform, or cause performance of, such agreement or obligation, and the expenses of Pledgee incurred in connection therewith shall be payable by Pledgor.

9.           Remedies Upon Default; Application of Funds.

(a)           Pledgee may exercise all rights and remedies in respect of the Pledged Collateral available to a secured party under the Code, by law or otherwise.

(b)           Pledgee may exercise any and all rights and remedies of Pledgor under or in respect of the Pledged Collateral (including, but not limited to, any and all rights of Pledgor to demand or otherwise require payment of any amount under, or performance of any provision of, the Pledged Collateral).

(c)           Pledgee may take possession of the Pledged Collateral.

(d)           Pledgee may, without notice to Pledgor, sell all or any part of the Pledged Collateral in one or more parcels at public or private sale, at any of Pledgee’s offices, or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Pledgee may deem commercially reasonable

(e)           Any cash held by Pledgee as Pledged Collateral and all cash proceeds received by Pledgee in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral shall be applied as follows:

(i)           first, to the payment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Pledgee in connection with

(A) the administration of this Agreement, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (C) the exercise or enforcement of any of the rights of Pledgee hereunder or (D) the failure of Pledgor to perform or observe any of the provisions hereof;

(ii)           second, at the option of Pledgee, to the payment or other satisfaction of any liens and other encumbrances upon any of the Pledged Collateral;

(iii)           third, to the payment of the Obligations;

(iv)           fourth, to the payment of any other amounts required by applicable law; and

(v)           fifth, the surplus proceeds, if any, to Pledgor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

10.           Expenses.  Subject to Section 8(e) above, each party to this Agreement shall pay all of its own expenses incurred in connection with this Agreement.

11.           Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be given as provided in the Purchase Agreement.

12.           Miscellaneous.

(a)           No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the parties hereto, and no waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall be effective unless it is in writing and signed by Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)           No failure on the part of the Pledgee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of Pledgee provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

(c)           Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)           Upon the satisfaction in full of the Obligations, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor, and (ii) the Pledgee will, upon Pledgor's request, (A) return to Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

(e)           This Agreement shall be governed by and construed in accordance with the laws of the State of California.

(f)           Pledgor agrees that, at any time and from time to time, at Pledgor’s expense, Pledgor will promptly execute, deliver and file or record all further financing statements instruments and documents, and will take all further actions, that may be reasonably necessary or desirable, or that Pledgee may reasonably request, in order to perfect and protect any pledge or security interest granted hereby or to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

(g)           If Pledgor shall fail to do any act or thing which Pledgor has covenanted to do hereunder or any representation or warranty of Pledgor shall be breached and not cured or remedied as provided herein, Pledgee may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the Obligations the cost or expense incurred by Pledgee in so doing, and any and all amounts expended by Pledgee in taking any such action shall be repayable to it upon its demand therefor and shall bear interest at the maximum rate permitted by applicable law from the date advanced to the date of repayment.

(h)           Any dispute of any nature or character whatsoever between the parties and arising under or with respect to this Agreement, or the subject matter hereof or thereof, shall be resolved by a proceeding in accordance with the provisions of California Code of Civil Procedure Section 638 et seq., for a determination to be made which shall be binding upon the parties as if tried before a court or jury.  The parties agree specifically as to the following:

(i)           Within five (5) Business Days after service of a demand by a party hereto, the parties shall agree upon a single referee who shall then try all issues, whether of fact or law, and then report a finding or judgment thereon.  If the parties are unable to agree upon a referee either party may seek to have one appointed, pursuant to California Code of Civil Procedure Section 640, by the presiding judge of the Los Angeles County Superior Court;

(ii)           The compensation of the referee shall be such charge as is customarily charged by the referee for like services.  The cost of such proceedings shall initially be borne equally by the parties.  However, the prevailing party in such proceedings shall be entitled, in addition to all other costs, to recover its contribution for the cost of the reference as an item of damages and/or recoverable costs;

(iii)           If a reporter is requested by either party, then a reporter shall be present at all proceedings, and the fees of such reporter shall be borne by the party requesting such reporter.  Such fees shall be an item of recoverable costs.  Only a party shall be authorized to request a reporter;

(iv)           The referee shall apply all California Rules of Procedure and Evidence and shall apply the substantive law of California in deciding the issues to be heard.  Notice of any motions before the referee shall be given, and all matters shall be set at the convenience of the referee;

(v)           The referee’s decision under California Code of Civil Procedure Section 644, shall stand as the judgment of the court, subject to appellate review as provided by the laws of the State of California; and

(vi)           The parties agree that they shall in good faith endeavor to cause any such dispute to be decided within four (4) months.  The date of hearing for any proceeding shall be determined by agreement of the parties and the referee, or if the parties cannot agree, then by the referee. The referee shall have the power to award damages and all other relief.

(vii)           For purposes of this Agreement, the term “Business Day” means Monday through Friday, excluding any day of the year on which banks are required or authorized to close in California.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PLEDGOR:

READING CONSOLIDATED HOLDINGS, INC.

By: /s/ Andrzej Matyczynski
Name: Andrzej Matyczynski
Title: Chief Financial Officer

PLEDGEE:

NATIONWIDE THEATRES CORP.

By: /s/ Ira Levin
Name: Ira Levin
Title: Vice President